Tax from continuing operations	6 Months Ended
Sep. 30, 2022
Income taxes paid (refund) [abstract]
Tax from continuing operations
7. Tax from continuing operations

The tax charge from continuing operations for the six month period ended 30 September 2022 is £447 million (2021: £707 million). It is based on management’s estimate of the weighted average effective tax rate by jurisdiction expected for the full year. The effective tax rate is 28.4% (2021: 65.3%), which includes the impact of our share of post-tax results of joint ventures and associates. The effective tax rate for the year ended 31 March 2022 was 36.6% including the impact of our share of post-tax results of joint ventures and associates.